Exhibit 10 (b)

FIRST AMENDMENT
TO
AMENDED AND RESTATED LETTER OF CREDIT AGREEMENT
This Amendment is entered into as of June 1, 2013 by and between ALLETE, Inc., a Minnesota corporation (the “Company”), and Wells Fargo Bank, National Association, a national banking association (“Wells Fargo”), in its capacity as the Issuing Bank, Administrative Agent and sole Participating Bank under and as defined in the Reimbursement Agreement described below.
The Company and Wells Fargo are parties to an Amended and Restated Letter of Credit Agreement (as amended, supplemented, restated or otherwise modified from time to time, the “Reimbursement Agreement”) dated June 3, 2011, setting forth the terms on which Wells Fargo, as the Issuing Bank thereunder, has maintained its Irrevocable Letter of Credit No. NZS569069, dated July 5, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Letter of Credit”) to support certain obligations arising with respect to the Collier County (Florida) Industrial Authority Industrial Development Variable Rate Demand Refunding Revenue Bonds (ALLETE, Inc. Project), Series 2006, in the principal amount of $27,800,000.
The Company has asked the Issuing Bank to amend the Letter of Credit to provide that it is automatically extended from time to time unless notice of non-extension is provided by the Issuing Bank.
The Banks (as defined in the Reimbursement Agreement) are willing to grant the Company's request, subject to the execution and delivery of this Amendment by each of the parties to the Reimbursement Agreement.
ACCORDINGLY, in consideration of the premises and the mutual covenants contained in the Reimbursement Agreement and this Amendment, the parties hereby agree as follows:
1.    Definitions.
As used in this Amendment, capitalized terms defined in the Reimbursement Agreement that are not otherwise defined herein shall have the meanings given them in the Reimbursement Agreement.
2.    Issuance of Letter of Credit Amendment.
The Company hereby requests that the Issuing Bank issue its amendment to the Letter of Credit in the form of Exhibit A hereto. Subject to the conditions set forth in this Amendment, the Issuing Bank hereby agrees to issue such amendment to the Letter of Credit, and each Participating Bank consents thereto.
3.    Amendment of Reimbursement Agreement.
(a)    Section 1.1 of the Reimbursement Agreement is hereby amended by inserting the following definition therein (in alphabetical order):
“Non-Extension Notice” means notice by the Issuing Bank to the Trustee, in accordance with the terms of the Letter of Credit, that the Issuing Bank has elected not to extend the Letter of Credit beyond the date specified in such notice.
(b)    Section 2.15 of the Reimbursement Agreement is hereby amended in its entirety to read as follows:

Section 2.15    Extension of Stated Expiration Date.
(a)    The Letter of Credit provides by its terms that the Stated Expiration Date shall be automatically extended for successive one-year terms (but not later than July 5, 2018) unless the Issuing Bank provides a Non-Extension Notice not less than 30 days prior to the then-current Stated Expiration Date. The Issuing Bank may (and shall, if so directed by the Administrative Agent) provide such Non-Extension Notice at any time. The Administrative Agent shall direct the Issuing Bank to provide such Non-Extension Notice if so requested by the Company or any Participating Bank in writing to the Administrative Agent not more than 120 days and not less than 90 days prior to the then-applicable Stated Expiration Date. The Issuing Bank may issue any Non-Extension Notice, and any Participating Bank may make any request for issuance of a Non-Extension Notice under this Section 2.15, in each case in its sole and absolute discretion, whether or not any Potential Default or Event of Default exists. As a condition to allowing the extension of the Letter of Credit, any Bank may require the Company to deliver one or more amendments to this Agreement (which may include modifications to any fees or other amounts required to be paid hereunder) or certificates (which may cover, among other things, the continued accuracy of the representations and warranties made hereunder), or impose other conditions thereto. The Issuing Bank shall notify the Company of any decision not to extend the Stated Expiration Date promptly, and in any event not later than concurrently with the giving of such notice to the Trustee in accordance with the Letter of Credit. Unless notice of non-extension is provided in accordance with the Letter of Credit, the Stated Expiration Date shall be automatically extended in accordance with the terms of the Letter of Credit, and all references in this Agreement to the Stated Expiration Date shall be deemed to be references to the expiration date as so extended in accordance with the terms of the Letter of Credit.
(b)    So long as the Company delivers a request for such notice to the Issuing Bank not more than 120 days and not less than 90 days prior to the then-applicable Stated Expiration Date, the Issuing Bank will notify the Company, not less than 75 days prior to the then-applicable Stated Expiration Date, if it intends to issue a Non-Extension Notice effective as of such Stated Expiration Date; provided, however, that nothing herein shall limit the Issuing Bank from issuing a Non-Extension Notice at any time while a Potential Default or Event of Default is continuing, even if the Issuing Bank has failed to give such notice of its intention.
(c)    Section 7.10 of the Reimbursement Agreement is hereby amended in its entirety to read as follows:
Section 7.10    Amendments and Waivers.
Neither this Agreement nor any Related Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. The Majority Participating Banks may, or, with, but only with, the written consent of the Majority Participating Banks, the Administrative Agent or the Issuing Bank, as applicable, may, from time to time, (a) enter into with the Company written amendments, supplements or modifications hereto and to the other Financing Documents for the purpose of adding any provisions to this Agreement or the other Financing Documents or changing in any manner the rights of the Participating Banks or of the Company hereunder or thereunder or (b) waive, on such terms and conditions as the Majority Participating Banks or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of an Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall, without the consent of each Participating Bank, (i) reduce the amount or extend the scheduled date of maturity of any Obligation or any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the Stated Expiration Date, in each case without the consent of each Participating Bank affected thereby (provided, however, that each Participating Bank shall be deemed to have given its consent to any automatic extension of the Stated Expiration Date in accordance with the terms of the Letter of Credit unless, in accordance with Section 2.15, such Participating Bank has directed the Administrative Agent to direct the Issuing Bank to give a Non-Extension Notice), or (ii) amend, modify or waive any provision of this subsection or reduce the percentage specified in the definition of Majority Participating Banks, or consent to the assignment or transfer by the Company of any of its rights and obligations under this Agreement and the other Financing Documents, in each case without the written consent of all the Participating Banks, or (iii) amend, modify or waive any provision of Article VIII or any provision hereunder affecting the rights or obligations of the Issuing Bank without the written consent of the Administrative Agent or the Issuing Bank, respectively. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Participating Banks and shall be binding upon the Company, the Participating Banks, the Issuing Bank and the Administrative Agent. In the case of any waiver, the Company, the Participating Banks, the Issuing Bank and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Financing Documents, and any Potential Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Potential Default or Event of Default or impair any right consequent thereon.
4.    Representations and Warranties.
The Company hereby represents and warrants to the Banks as follows:
(a)    The Company has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment and to perform all of its obligations under this Amendment and under the Reimbursement Agreement as amended hereby. This Amendment has been duly and validly executed and delivered to the Administrative Agent by the Company, and this Amendment, and the Reimbursement Agreement as amended hereby, constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except that the enforceability thereof may be limited by applicable bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally and by equitable principles.
(b)    The execution, delivery and performance of this Amendment, and the performance of the Reimbursement Agreement as amended hereby, have been duly authorized by all necessary action and do not and will not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate the Company's articles of incorporation or bylaws or any provision of any law, rule, regulation or order presently in effect having applicability to the Company, or (iii) result in a breach of or constitute a default under any indenture or agreement to which the Company is a party or by which the Company or its properties may be bound or affected.
(c)    All of the representations and warranties contained in Article IV of the Reimbursement Agreement, as amended hereby, are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

5.    Conditions.
The obligations of the Issuing Bank under Section 2 and the amendments set forth in Section 3 shall be effective only if the Administrative Agent has received, on or before the date hereof (or such later date as the Administrative Agent may agree to in writing), the following, each satisfactory to the Administrative Agent in form and substance:
(a)    This Amendment, duly executed by the Company.
(b)    A certificate of the secretary or other appropriate officer of the Company (i) certifying that the execution, delivery and performance by the Company of this Amendment, and the performance of the Reimbursement Agreement as amended hereby, have been duly approved by all necessary action of the Company, and attaching true and correct copies of the applicable resolutions granting such approval, (ii) certifying that there have been no amendments to or restatements of the Company's by‑laws and articles of incorporation as furnished to the Administrative Agent in connection with the execution and delivery of the Reimbursement Agreement, other than those that may be attached to the certificate, and (iii) certifying the names of the officers of the Company that are authorized to sign this Amendment, together with the true signatures of such officers.
(c)    A certificate of good standing for the Company from the Secretary of State of the State of Minnesota, dated not more than 30 days prior to the date hereof.
(d)    A signed copy of an opinion of counsel for the Company, addressed to the Banks, opining as to the matters set forth in Section 4 (other than those in Section 4(c)) and such other matters as any Bank may require.
(e)    To the extent requested by the Administrative Agent, payment or reimbursement in full for all reasonable legal fees charged, and all costs and expenses incurred, by counsel for the Banks through the date hereof in connection with the transactions contemplated under this Amendment.
6.    Miscellaneous.
The Company shall pay all costs and expenses of the Banks, including attorneys' fees, incurred in connection with the drafting and preparation of this Amendment and any related documents. Except as amended by this Amendment, all of the terms and conditions of the Reimbursement Agreement shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Amendment, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart signature page to this Amendment by facsimile or by e-mail transmission shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment. This Amendment shall be governed by the substantive law of the State of Minnesota.
Signature pages follow

In witness whereof, the parties hereto have executed this Amendment as of the day and year first above written.

ALLETE, INC.

By	/s/ Mark A. Schober
Name:	Mark A. Schober
Title:	Sr. Vice President and CFO

Signature Page for First Amendment to Letter of Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Issuing Bank and as a Participating Bank

By	/s/ Nick Brokke
Name:	Nick Brokke
Title:	Assistant Vice President

Signature Page for First Amendment to Letter of Credit Agreement

Exhibit A
Letter of Credit Amendment
See attached.

Exhibit A-1

Wells Fargo Bank, N.A.
U. S. Trade Services
Standby Letters of Credit
MAC A0195-212
One Front Street, 21st Floor
San Francisco, CA. 94111
Phone: 1(800) 798-2815 Option 1
E-Mail: sftrade@wellsfargo.com

Amendment To
Irrevocable Standby Letter Of Credit
Number : NZS569069
Amendment Number : 2
Amend Date : June 1, 2013

BENEFICIARY                         APPLICANT

U.S. BANK NATIONAL ASSOCIATION            ALLETE, INC.
ATTENTION: CORP. TRUST DEPT.            30 W. SUPERIOR STREET
60 LIVINGSTON AVENUE                ATTN: RICHARD AUSMAN-CASH MGR
ST. PAUL, MINNESOTA 55107                DULUTH, MINNESOTA 55802

LADIES AND GENTLEMEN:

AT THE REQUEST AND FOR THE ACCOUNT OF THE ABOVE REFERENCED APPLICANT, WE HEREBY AMEND OUR IRREVOCABLE STANDBY LETTER OF CREDIT (THE “WELLS CREDIT”) IN YOUR FAVOR AS FOLLOWS:

THE THIRD PARAGRAPH OF THE FIRST PAGE OF OUR LETTER OF CREDIT DATED JULY 5, 2006 IS NOW TO READ:

THIS LETTER OF CREDIT EXPIRES AT OUR LETTER OF CREDIT OPERATIONS OFFICE IN SAN FRANCISCO, CALIFORNIA ON JULY 5, 2014, BUT SHALL BE AUTOMATICALLY EXTENDED, WITHOUT WRITTEN AMENDMENT, TO JULY 5 IN EACH SUCCEEDING CALENDAR YEAR UP TO, BUT NOT BEYOND, JULY 5, 2018 UNLESS YOU HAVE RECEIVED WRITTEN NOTICE FROM US SENT BY EXPRESS COURIER OR REGISTERED MAIL TO YOUR ADDRESS ABOVE, OR BY FACSIMILE TRANSMISSION TO YOUR FAX NUMBER 651-466-7430 (THE “BENEFICIARY FAX NUMBER”), THAT WE ELECT NOT TO EXTEND THIS LETTER OF CREDIT BEYOND THE DATE SPECIFIED IN SUCH NOTICE, WHICH DATE WILL BE A DATE BEFORE JULY 5, 2018. (THE EARLIER OF (I) THE DATE SPECIFIED IN SUCH NOTICE FROM US AND (II) JULY 5, 2018, OR IF SUCH EARLIER DATE IS NOT A BUSINESS DAY THEN THE FIRST (1ST) SUCCEEDING BUSINESS DAY THEREAFTER, WILL BE HEREINAFTER REFERRED TO AS THE "EXPIRATION DATE".) TO BE EFFECTIVE, SUCH NOTICE FROM US MUST BE RECEIVED BY YOU AT LEAST 30 CALENDAR DAYS BEFORE THE EXPIRATION DATE.”

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

THIS AMENDMENT IS TO BE ATTACHED TO THE ORIGINAL WELLS CREDIT AND IS AN INTEGRAL PART THEREOF.

Very Truly Yours,

WELLS FARGO BANK, N.A.

By: ________________________________________
Authorized Signature

The original of the Letter of Credit contains an embossed seal over the Authorized Signature.

Exhibit A-2

Please direct any written correspondence or inquiries regarding this Letter of Credit, always quoting our reference number, to Wells Fargo Bank, National Association, Attn: U.S. Standby Trade Services

at either	One Front Street	or	401 Linden Street
	MAC A0195-212,		MAC D4004-017,
	San Francisco, CA 94111		Winston-Salem, NC 27101

Phone inquiries regarding this credit should be directed to our Standby Customer Connection Professionals

1-800-798-2815 Option 1	1-800-776-3862 Option 2
(Hours of Operation: 8:00 a.m. PT to 5:00 p.m. PT)	(Hours of Operation: 8:00 a.m. EST to 5:30 p.m. EST)

Exhibit A-3